SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 6, 2007
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 6, 2007, the Board Of Directors of Borders Group, Inc. (the “Company”) appointed Michael G. Archbold to the Company’s Board of Directors.
Archbold is currently Executive Vice President, Chief Operating Officer and Chief Financial Officer of The Vitamin Shoppe.

Archbold, 48, joined the Vitamin Shoppe earlier this year in his current position. He previously served as Executive Vice President, Chief Financial and Administrative
 Officer of Saks Fifth Avenue from 2005 through 2007.  Archbold was with AutoZone from 2002 to 2005, where he served as Executive Vice President and Chief Financial
Officer. From 1996 to 2002, he was Vice President and Chief Financial Officer of the Booksellers Division of Barnes & Noble, Inc., and prior to that was with Woolworth
Corporation (now Foot Locker, Inc.), where he served in a series of financial management positions. Archbold is a certified public accountant and began his accounting career at Price Waterhouse (now PricewaterhouseCoopers).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: December 10, 2007	By: /s/ EDWARD W. WILHELM
Edward W. Wilhelm
Executive Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)